Exhibit 10.8

FIRST AMENDMENT TO LOAN FUNDING AND SERVICING AGREEMENT

(Fairway Finance Company Transaction with ACS Funding Trust II)

THIS FIRST AMENDMENT TO THE LOAN FUNDING AND SERVICING AGREEMENT, dated as of August 25, 2004 (this “First Amendment”), is entered into by and among ACS FUNDING TRUST II, a Delaware statutory trust, as the borrower (together with its successors and assigns in such capacity, the “Borrower”), AMERICAN CAPITAL STRATEGIES, LTD., a Delaware corporation, as the servicer (together with its successors and assigns in such capacity, the “Servicer”), FAIRWAY FINANCE COMPANY, LLC, a Delaware limited liability company, as the conduit lender (together with its successors and assigns in such capacity, the “Conduit Lender”), HARRIS NESBITT CORP., a Delaware corporation (“Harris Nesbitt”), as the Agent (together with its successors and assigns in such capacity, the “Agent”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as the backup servicer (together with its successors and assigns in such capacity, the “Backup Servicer”) and as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Agreement (as defined below).

R E C I T A L S

WHEREAS, the parties hereto entered into that certain Loan Funding and Servicing Agreement, dated as of June 30, 2004 (such agreement as amended, modified, supplemented, waived or restated from time to time, the “Agreement”);

WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. AMENDMENTS.

(a) The following definitions in Section 1.1 of the Agreement are hereby amended as described below:

(1) Clause (m) of the definition of “Concentration Limits” is hereby replaced in its entirety as follows:

“(m) the sum of the Outstanding Loan Balances of Eligible Loans which are Subordinated Loans and Junior Subordinated Loans (calculated without duplication) shall not exceed 85%;”;

(2) Clause (ii) of the definition of “Eligible Obligor” is hereby amended and restated in its entirety as follows:

“(ii) such Obligor is not a natural person and is a legal operating entity, duly organized and validly existing under the laws of its jurisdiction of organization and its principal office and any Related Property is located in (a) the United States or (b) subject to approval by the Agent after receipt and review of satisfactory legal due diligence and receipt of a Ratings Confirmation with respect to the inclusion of the applicable Loan in the Collateral, any other country or any territory of the United States;”

(3) Clause (ii) of the definition of “Hedge Amount” is hereby amended by deleting the words “, unless otherwise consented to by the Agent”;

(4) The definition of “Liquidity Purchase Agreement” is hereby amended and restated in its entirety as follows:

“Liquidity Purchase Agreement: The Liquidity Asset Purchase Agreement, dated as of August 25, 2004 by and among Fairway, as the issuer, the Liquidity Banks named therein, Bank of Montreal, as liquidity agent, and Harris Nesbitt, as the servicing agent, as such agreement may be amended, modified, waived, supplement or restated from time to time, which shall have an initial term of 308 days from the First Amendment Effective Date.”

(5) The definition of “Payment Date” is hereby amended and restated in its entirety as follows:

“Payment Date: The 16th day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day, commencing July 16, 2004.”.

(6) Clause (c) of the definition of “Termination Date” is hereby amended and restated in its entirety as follows:

“(c) the date on which the Liquidity Purchase Agreement shall expire in accordance with its terms on June 29, 2005 and fail to be renewed for an additional period of 364 days pursuant to subsection 2.1(d)”.

(b) A new definition of “First Amendment Effective Date” is hereby inserted in alphabetical sequence in Section 1.1 of the Agreement as follows:

“First Amendment Effective Date: The “Effective Date” under, and as defined in, the First Amendment to this Agreement, dated as of August 25, 2004, by and among the Borrower, the Servicer, the Conduit Lender, the Agent and the Collateral Custodian and Backup Servicer.”

(c) Section 2.1(d) of the Agreement is hereby amended by replacing, in clause (ii) of the first sentence thereof, the words “as provided in Section 3.1(e)” with the words “of the facility contemplated by this Agreement, as assigned on the Closing Date in the case of S&P and as assigned within four days after the First Amendment Effective Date in the case of Moody’s,”.

(d) Section 9.1(d) of the Agreement is hereby amended by replacing the words “at least “A2”“ with the words “at least “A3”“.

SECTION 2. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

Except as specifically amended hereby, all provisions of the Agreement shall remain in full force and effect. After this First Amendment becomes effective, all references to the Agreement, the “Loan Funding and Servicing Agreement,” “hereof,” “herein,” or words of similar effect referring to the Agreement shall be deemed to mean the Agreement as amended hereby. This First Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. This First Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as expressly set forth herein.

SECTION 3. REPRESENTATIONS.

Each of the Borrower and Servicer represent and warrant as of the date of this First Amendment as follows:

(i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(ii) the execution, delivery and performance by it of this First Amendment are within its powers, have been duly authorized, and do not contravene (A) its charter, by- laws, or other organizational documents, or (B) any Applicable Law;

(iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this First Amendment by or against it;

(iv) this First Amendment has been duly executed and delivered by it;

(v) this First Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(vi) it is not in default under the Agreement; and

(vii) there is no Termination Event, Unmatured Termination Event, or Servicer Termination Event.

SECTION 4. CONDITIONS TO EFFECTIVENESS.

This First Amendment shall become effective on the date on which each party hereto has delivered an executed signature page hereto to the Agent (such date, the “Effective Date”).

SECTION 5. MISCELLANEOUS.

(a) This First Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b) The descriptive headings of the various sections of this First Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This First Amendment may not be amended or otherwise modified except as provided in the Agreement.

(d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this First Amendment.

(e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f) This First Amendment represents the final agreement between the parties only with respect to the subject matter expressly covered hereby and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(g) THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ACS FUNDING TRUST II, as the Borrower

By:	/s/ Malon Wilkus
Name:	Malon Wilkus
Title:	Beneficiary Trustee

ACS Funding Trust II
c/o American Capital Strategies, Ltd.
2 Bethesda Metro Center, 14th Floor
Bethesda, Maryland 20814
Attention:	Compliance Officer
Facsimile No.:	(301) 654-6714
Confirmation No.:	(301) 951-6122

AMERICAN CAPITAL STRATEGIES, LTD.,
as the Servicer

By:	/s/ John R. Erickson
Name:	John R. Erickson
Title:	Executive Vice President, CFO and Secretary

American Capital Strategies, Ltd.
2 Bethesda Metro Center, 14th Floor
Bethesda, Maryland 20814
Attention:	Compliance Officer
Facsimile No.:	(301) 654-6714
Confirmation No.:	(301) 951-6122

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

FAIRWAY FINANCE COMPANY, LLC,
as the Conduit Lender

By:	/s/ Jill A. Gordon
Name:	Jill A. Gordon
Title:	Vice President

Fairway Finance Company, LLC
c/o Lord Securities Corporation
48 Wall Street, 27th Floor
New York, New York 10005
Attention:
Facsimile No.	(212) 346-9012
Telephone No.	(212) 346-9000

With a copy to:

c/o Harris Nesbitt Corp.
115 South LaSalle Street
13th Floor West
Chicago, Illinois 60603
Attention:	Kevin Gibbons
Facsimile No.	(312) 293-4908
Telephone No.	(312) 461-5542

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

HARRIS NESBITT CORP., as the Agent

By:	/s/ Kevin P. Gibbons
Name:	Kevin P. Gibbons
Title:	Managing Director

By:
Name:
Title:

Harris Nesbitt Corp.
115 South LaSalle Street
13th Floor West
Chicago, Illinois 60603
Attention:	Kevin Gibbons
Facsimile No.	(312) 293-4908
Telephone No.	(312) 461-5542

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Backup Servicer and as the Collateral Custodian

By:	/s/ Edna Barber
Name:	Edna Barber
Title:	Assistant Vice President

Wells Fargo Bank, National Association
MAC N9311-161
Sixth Street and Marquette Avenue
Minneapolis, MN 55479
Attention:	Corporate Trust Services
Asset-Backed Administration
Facsimile No.:	(612) 667-3539
Confirmation No.:	(612) 667-8058